UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 16, 2014
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P. O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On September 16, 2014, Kimberly-Clark Corporation (the "Corporation") issued a press release announcing that Halyard Health, Inc., its wholly owned subsidiary, is beginning the process of raising external financing in preparation for the spin-off of Halyard Health at the end of October 2014. A copy of the Corporation's press release is attached as Exhibit 99.1 and incorporated herein by reference.

This communication does not constitute an offer to sell or the solicitation of an offer to buy the Corporation's or Halyard Health's securities.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No. 99.1. Press release issued by Kimberly-Clark Corporation on September 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	September 16, 2014	By:	/s/ Karen L. Leets
Karen L. Leets Vice President and Treasurer

EXHIBIT INDEX

Exhibit No. 99.1. Press release issued by Kimberly-Clark Corporation on September 16, 2014.